Summary Prospectus Supplement

May 26, 2023

Morgan Stanley Institutional Fund Trust

Supplement dated May 26, 2023 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 27, 2023

Ultra-Short Municipal Income Portfolio (the "Fund")

Effective immediately, Paul Daggy no longer serves as a portfolio manager of the Fund and Julie Callahan now serves as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Liquidity and Municipal teams. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Jonas Kolk	Managing Director	Since inception
Julie Callahan	Managing Director	May 2023

Please retain this supplement for future reference.

  IFTUSMISUMPROSPT 5/23